UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 29, 2014

GWG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On May 29, 2014, GWG Life Settlements, LLC, a Delaware limited liability company and subsidiary of GWG Holdings, Inc., a Delaware corporation, entered into an Amendment No. 1 to Amended and Restated Credit and Security Agreement with Autobahn Funding Company LLC, a Delaware limited liability company (as conduit lender), DZ Bank AG Deutsche Zentral-Genossenschaftsbank (as committed lender and Agent). The amendment was entered into for the purpose of extending the maturity date for borrowings under the agreement to December 31, 2016.

Item 8.01.  Other Events.

GWG Holdings, Inc. issued a press release on June 3, 2014.  A copy of this press release is included with this report as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release dated June 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings Inc.

Date: June 3, 2014	By:	/s/ Jon Sabes
Jon Sabes, Chief Executive Officer

EXHIBIT INDEX

99.1          Press Release dated June 3, 2014.